EXHIBIT 23.5

                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Webster Financial Corporation:

We consent to the use of our reports incorporated herein by reference and to the
reference  to  our  firm  under  the  heading   "Experts"  in  the  Joint  Proxy
Statement/Prospectus.


/s/ KPMG Peat Marwick LLP

Hartford, Connecticut
February 11, 1998